Exhibit 10.2

SIXTH AMENDMENT

THIS SIXTH AMENDMENT dated as of September 3, 2010 (this “Amendment”) amends the Reimbursement Agreement dated as of July 1, 2005 (as previously amended, the “Reimbursement Agreement”) between Williams-Sonoma, Inc. (the “Parent”) and Wells Fargo Bank, N.A. (the “Bank”). Capitalized terms used but not defined herein have the respective meanings given to them in the Reimbursement Agreement.

WHEREAS, the Parent and the Bank have entered into the Reimbursement Agreement; and

WHEREAS, the Parent and the Bank desire to amend the Reimbursement Agreement as more fully set forth herein;

NOW, THEREFORE, the parties hereto agree as follows:

SECTION 1 Amendments. Subject to the satisfaction of the conditions precedent set forth in Section 3, the Reimbursement Agreement is amended as follows:

(a) The definition of “Letter of Credit” is amended in its entirety to read as follows:

“Letter of Credit” means any commercial letter of credit issued or outstanding hereunder, including any letter of credit issued under the Existing Reimbursement Agreement that will remain outstanding after the Closing Date. Each Letter of Credit will be issued by the Bank for the account of the Parent, Williams-Sonoma Singapore Pte. Ltd. or any other Subsidiary of the Parent.

(b) The definition of “Maturity Date” is amended in its entirety to read as follows:

“Maturity Date” means September 2, 2011.

(c) The references to “$45,000,000” in Recital A and Section 2.1 of the Reimbursement Agreement are replaced with “$35,000,000”.

(d) Section 2.3 is amended by adding the following provision at the end of such Section:

“Notwithstanding that a Letter of Credit issued or outstanding hereunder is in support of any obligations of, or is for the account of, a Subsidiary of the Parent, the Parent shall be obligated to reimburse the Bank hereunder for any and all drawings under such Letter of Credit. The Parent hereby acknowledges that the issuance of Letters of Credit for the account of its Subsidiaries inures to the benefit of the Parent, and that the Parent’s business derives substantial benefits from the businesses of such Subsidiaries.”

(e) Section 5.2(d) is amended by replacing the reference to “February 1, 2009” with “January 31, 2010”.

(f) Section 6.2 is amended by (i) replacing the reference to “February 2, 2003, February 1, 2004, January 30, 2005, January 29, 2006, January 28, 2007, February 3, 2008 and February 1, 2009” with “February 2, 2003, February 1, 2004, January 30, 2005, January 29, 2006, January 28, 2007, February 3, 2008, February 1, 2009 and January 31, 2010” and (ii) replacing the reference to “February 1, 2009” in the third and fourth sentence thereof with “January 31, 2010”.

SECTION 2 Representations and Warranties. The Parent represents and warrants to the Bank that, after giving effect to the effectiveness hereof:

(a) each representation and warranty set forth in Article 6 of the Reimbursement Agreement, as amended hereby, is true and correct in all material respects as of the date of the execution and delivery of this Amendment by the Parent, with the same effect as if made on such date, except to the extent any such representation or warranty relates specifically to another date (in which case it was true and correct in all material respects as of such other date);

(b) the Parent has the power and authority to execute, deliver, and perform its obligations under this Amendment;

(c) no Default exists; and

(d) there has not occurred a material adverse change since January 31, 2010 in the business, assets, liabilities (actual or contingent), operations, condition (financial or otherwise), or prospects of the Parent (individually) or the Parent and its Subsidiaries (taken as a whole).

SECTION 3 Effectiveness. The amendments set forth herein shall become effective as of the date first written above when the Bank has received the following:

(a) a counterpart of this Amendment executed by the Parent;

(b) a Confirmation, substantially in the form of Exhibit A, executed by each Subsidiary Guarantor;

(c) evidence that the Parent has paid all accrued and invoiced Attorney Costs of the Bank in connection with this Amendment;

(d) evidence that the Board of Directors of the Parent has authorized the execution and delivery of this Amendment and the performance of the Reimbursement Agreement as amended hereby; and

(e) such other documents as the Bank may reasonably request.

SECTION 4 Miscellaneous.

4.1 Continuing Effectiveness, etc. As amended hereby, the Reimbursement Agreement shall remain in full force and effect and is hereby ratified and confirmed in all respects. After the effectiveness of this Amendment, all references in the Reimbursement Agreement and the other Transaction Documents to “Reimbursement Agreement” or similar terms shall refer to the Reimbursement Agreement as amended hereby.

4.2 Counterparts. This Amendment may be executed in any number of counterparts and by the different parties on separate counterparts, and each such counterpart shall be deemed to be an original but all such counterparts shall together constitute one and the same Amendment. Delivery of a counterpart hereof, or an executed signature hereto, by facsimile or by e-mail (in pdf or similar format) shall be effective as delivery of a manually-executed counterpart hereof.

4.3 Governing Law. This Amendment shall be a contract made under and governed by the laws of the State of California applicable to contracts made and to be performed entirely within such state.

4.4 Successors and Assigns. This Amendment shall be binding upon the Parent and the Bank and their respective successors and assigns, and shall inure to the benefit of the Parent and the Bank and the successors and assigns of the Bank.

4.5 USA Patriot Act. The Bank shall not be obligated to issue any Letter of Credit for the account of a Subsidiary of the Parent unless and until the Bank shall have received information with respect to such Subsidiary of the type described in Section 9.23 of the Reimbursement Agreement.

Delivered as of the day and year first above written.

WILLIAMS-SONOMA, INC.

By:	/s/ Sharon L. McCollam
Name: Sharon L. McCollam
Title:	Executive Vice President, Chief Operating and Chief Financial Officer

WELLS FARGO BANK, N.A.

By:	/s/ Lacy Houstoun
Name: Lacy Houstoun
Title: Vice President

EXHIBIT A

FORM OF CONFIRMATION

Dated as of September 3, 2010

To:   Wells Fargo Bank, N.A.

Please refer to (a) the Reimbursement Agreement (as amended prior to the date hereof, the “Reimbursement Agreement”) dated as of July 1, 2005 between Williams-Sonoma, Inc. (the “Parent”) and Wells Fargo Bank, N.A. (the “Bank”), (b) the Guaranty Agreement dated as of July 1, 2005 executed by the undersigned (the “Subsidiary Guaranty”) and (c) the Sixth Amendment dated as of the date hereof to the Reimbursement Agreement (the “Sixth Amendment”).

Each of the undersigned hereby confirms to the Bank that, after giving effect to the Sixth Amendment and the transactions contemplated thereby, the Subsidiary Guaranty continues in full force and effect and is the legal, valid and binding obligation of such undersigned, enforceable against such undersigned in accordance with its terms, except as limited by bankruptcy, insolvency, or other laws of general application relating to the enforcement of creditors’ rights and general principles of equity.

WILLIAMS-SONOMA STORES, INC.
WILLIAMS-SONOMA DIRECT, INC.
WILLIAMS-SONOMA RETAIL SERVICES, INC.
WILLIAMS-SONOMA DTC, INC.
WILLIAMS-SONOMA GIFT MANAGEMENT, INC.

By:
Name: Sharon L. McCollam
Title: Executive Vice President, Chief Operating and Chief Financial Officer

WILLIAMS-SONOMA STORES, LLC

By:	WILLIAMS-SONOMA STORES, INC.
Its:	Sole Member

By:
Name: Sharon L. McCollam
Title: Executive Vice President, Chief Operating and Chief Financial Officer